SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)  October 7, 1997



                              TRIO-TECH INTERNATIONAL
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



                                      CALIFORNIA
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                    (State or Other Jurisdiction of Incorporation)


                      0-13914                           95-2086631
            ------------------------    ------------------------------------
            (Commission File Number)    (I.R.S. Employer Identification No.)


355 PARKSIDE DRIVE, SAN FERNANDO, CALIFORNIA            91340
--------------------------------------------        --------------
   (Address of Principal Executive Offices)           (Zip Code)


                                 (818) 365-9200
                  --------------------------------------------------
                  Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
             -----------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.


   The registrant has effected a three-for-two stock split (the "Stock Split") of its Common Stock outstanding as of September 30, 1997 (the "Record Date"), effective at the close of business on October 7, 1997. As a result, the number of outstanding shares of Common Stock has been increased from approximately 1,291,550 to approximately 1,937,325 shares.
   In connection with the Stock Split, the registrant amended its Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 15,000,000 shares.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits:


   3.1  Certificate of Amendment to Restated Articles of Incorporation of Trio-
Tech International, effecting the stock split                     reported
herein.


                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TRIO-TECH INTERNATIONAL
                                (Registrant)


Date:  October 9, 1997          By:     /s/ Dale Cheesman

                                   Dale Cheesman,
                                   Secretary

                            CERTIFICATE OF AMENDMENT
                                       TO
                                    RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                            TRIO-TECH INTERNATIONAL

     A. Charles Wilson and Maria Chittim certify that:

     1. They are the Chairman and the Assistant Secretary, respectively, of Trio-Tech International, a California corporation (the "Corporation").

     2. Article III of the Restated Articles of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

          "The Corporation is authorized to issue only one class of shares which shall be designated "Common Stock." The total number of such shares which the Corporation is authorized to issue is 15,000,000. Upon this amendment of this Article III, each outstanding share of Common Stock shall be converted into 1.5 shares of Common Stock. No fractional shares shall be issued to shareholders in connection with this stock split, but instead cash shall be distributed to each shareholder who would otherwise have been entitled to receive a fractional share, the amount of which shall be based upon the closing bid price of the Common Stock as quoted on the Nasdaq Small Cap Market on the record date for the stock split, after adjustment for the effect of this stock split on the Common Stock on such date."

     3. The foregoing amendment to the Corporation's Restated Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendment to the Corporation's Restated Articles of Incorporation was one which may be adopted with approval by the Board of Directors alone pursuant to Section 902(c) of the California Corporations Code. The shares of Common Stock are the only shares of stock of the Company outstanding.

     5. We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  September 30, 1997
                                           /s/ A. Charles Wilson

                                           A. Charles Wilson,
                                    Chairman

                                           /s/ Maria Chittim

                                           Maria Chittim,
                                           Assistant Secretary

                                  EXHIBIT 3.1